                                                                      Exhibit 21

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1996




                                        STATE OR OTHER        OTHER NAMES(S)
                                       JURISDICTION OF         UNDER WHICH
                                       INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                       ORGANIZATION            BUSINESS
------------------                     ----------------      ----------------

A. M. Exports Limited                   United Kingdom             None

Austoft Holdings Limited                Australia                  None

Austoft Inc.                            Florida                    None

Austoft Industries Limited              Australia                  None

Brahma Steyr Tractors Limited           India                      None

Brascor Corretora de Seguros            Brazil                     None
Participacoes e Servicos S.A.

Brastoft Maquinas E Systemas            Brazil                     None
Agro-Industrials S.A.

C.W., Inc.                              North Dakota               None

Case (Barbados) FSC, Ltd.               Barbados                   None

Case Belgium N.V.                       Belgium                    None

Case Beteiligungsverwaltung GmbH        Austria                    None

Case Bodenverdichtungsgerate            Germany                    None
Verwaltungs GmbH

Case bor-mor Holdings, Inc.             Delaware                   None

Case Brasil & Cia                       Brazil                     None

Case Brasil Holdings, Inc.              Delaware                   None

Case Canada Corporation                 Ontario                    Case Canada
                                                                   Case Power &
                                                                   Equipment

Case Canada Equipment Corporation       Delaware                   None

Case Canada Investments, Ltd.           Alberta                    None

Case Canada Receivables, Inc.           Alberta                    None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1996

                                           STATE OR OTHER        OTHER NAME(S)
                                           JURISDICTION OF        UNDER WHICH
                                          INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                          ORGANIZATION           BUSINESS
------------------                          ------------           --------
Case CDC Holdings, Inc.                       Delaware               None

Case Corporation Pty. Ltd                     Australia              None

Case Credit Australia Pty., Ltd.              Australia              None

Case Credit Corporation                       Delaware               None

Case Credit Holdings Limited                  Delaware               None

Case Credit Insurance Agency Inc.             Delaware               None

Case Credit Limited                           United Kingdom         None

Case Credit Ltd.                              Alberta                None

Case Credit Wholesale Pty. Limited            Australia              None

Case Credits Limited                          United Kingdom         None

Case Equipment Baumaschinen GmbH              Germany                None

Case Equipment Holdings Limited               Delaware               None

Case Equipment International                  Delaware               None
Corporation

Case Equipment International                  Delaware               None
Marketing

Case Europe S.A.R.L.                          France                 None

Case France S.A.                              France                 None

Case Germany GmbH                             Germany                None

Case International Marketing, Inc.            Delaware               None

Case Irrigation Company                       Delaware               None

Case Italy SpA                                Italy                  None

Case Licensing/Lending Company                Delaware               None


                       SUBSIDIARIES OF CASE CORPORATION
                            AS OF DECEMBER 31, 1996


                                         STATE OR OTHER          OTHER NAME(S)
                                        JURISDICTION OF           UNDER WHICH
                                        INCORPORATION OR        SUBSIDIARY DOES
NAME OF SUBSIDIARY                        ORGANIZATION             BUSINESS
------------------                      ----------------        ---------------
Case Mexico, S.A.                       Mexico                       None
Case Poclain GmbH & Co. KG.             German General               None
                                        Partnership
Case Receivables II Inc.                Delaware                     None
Case Receivables, Inc.                  Delaware                     None
Case Spain S.A.                         Spain                        None
Case Steyr Landmaschinentechnik AG      Austria                      None
Case United Kingdom Limited             United Kingdom               None
Case Wholesale Receivables, Inc.        Delaware                     None
Case-Poclain Ltd.                       United Kingdom               None
Concord, Inc.                           North Dakota                 None
Consolidated Diesel Company             North Carolina General       None
                                        Partnership
Consolidated Diesel of North            North Carolina               None
Carolina, Inc.
Consolidated Diesel, Inc.               Delaware                     None
David Brown Tractors (Belfast) Ltd.     United Kingdom               None
David Brown Tractors (Ireland) Ltd.     Ireland                      None
David Brown Tractors (Retail) Ltd.      United Kingdom               None
David Brown Tractors Limited            United Kingdom               None
Farm One AgServices, Inc.               Delaware                     None
Fermec Baumaschinen GmbH                Germany                      None
Fermec Holdings Limited                 United Kingdom               None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1996


                                      STATE OR OTHER         OTHER NAME(S)
                                      JURISDICTION OF         UNDER WHICH
                                     INCORPORATION OR       SUBSIDIARY DOES
NAME OF SUBSIDIARY                     ORGANIZATION            BUSINESS
------------------                     ------------            --------
Fermec International Limited          United Kingdom              None

Fermec Manufacturing Limited          United Kingdom              None

Fermec North America Limited          United Kingdom              None

Fermec S.A.                           France                      None

Fermec Trustee Limited                United Kingdom              None

Grand Detour Plow Company             Wisconsin                   None

Hay & Forage Industries               Kansas General              None
                                      Partnership

HFI Holdings, Inc.                    Delaware                    None

Highlyn Pty. Ltd.                     Australia                   None

International Harvester Company       Delaware                    None

International Harvester Co.           Belgium                     None
of Belgium N.V.

International Harvester Co. of        United Kingdom              None
Great Britain Limited

J. I. Case A/S                        Denmark                     None

J. I. Case Argentina, S.A.            Argentina                   None

J. I. Case Company Limited            United Kingdom              None

J. I. Case Germany Holdings, Inc.     Delaware                    None

J. I. Case International, S.A.        Venezuela                   None

J. I. Case Leasing Corporation        Wisconsin                   None

J. I. Case Property Company           Delaware                    None

J. I. Case Sweden A.B.                Sweden                      None


                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1996


                                           STATE OR OTHER             OTHER NAME(S)
                                           JURISDICTION OF             UNDER WHICH
                                          INCORPORATION OR           SUBSIDIARY DOES
NAME OF SUBSIDIARY                          ORGANIZATION                 BUSINESS
------------------                        ----------------           ---------------
J.I. Case Threshing Machine Company           Wisconsin                   None

Jaxborough Pty. Ltd.                          Australia                   None

Kase, S.A. De C. V.                           Mexio                       None

Kestrin Pty. Ltd.                             Australia                   None

Lake Hull Pty. Ltd.                           Australia                   None

Liuzhou Case Liugong Construction             China                       None
Equipment Company Limited

Masstock (Zambia) Limited                     Zambia                      None

Megavolt L.P.                                 Delaware Limited            None
                                              Partnership

Poclain do Brasil S.A.                        Brazil                      None

Poclain GmbH                                  Germany                     None

Poclain Limited                               United Kingdom              None

Poclain Services North America Inc.           Delaware                    None

PPM do Brasil Ltda.                           Brazil                      None

Pryor Foundry, Inc.                           Oklahoma                    None

Receivables Credit Corporation                Alberta                     None

Servicios Case Mexicana, S.A. de C.V.         Mexico                      None

Steiger Credit Canada Ltd.                    Saskatchewan                None

Steiger Credit Company                        North Dakota                None

Steiger International, Ltd.                   Guam                        None

Steyr Traktorem Handles GmbH                  Germany                     None

Tractorwork, Limited                          United Kingdom              None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1996


                                               STATE OR OTHER              OTHER NAME(S)
                                               JURISDICTION OF              UNDER WHICH
                                              INCORPORATION OR            SUBSIDIARY DOES
NAME OF SUBSIDIARY                              ORGANIZATION                 BUSINESS
------------------                            ----------------            ---------------
Ukrainian Agricultural Development Co.             Delaware                    None

Universaltrac Beteiligungs GmbH                    Germany                     None

UzCaseagroleasing                                  Uzbekistan                  None

Versatile Credit Pty. Ltd.                         Australia                   None

Versatile Farm Equipment Pty. Ltd.                 Australia                   None

